Exhibit 10(a)


TO:               Robert D. O'Donnell

FROM:             Howard M. Schoor, Chairman

SUBJECT:          Employment Agreement
                  Community Bank of New Jersey/Robert D. O'Donnell

DATE:    April 23, 1998

At the regularly scheduled Board of Directors meeting of the Community Bank of New Jersey on this date. The Directors have approved the Outline Summary of Employment Agreement dated April 22, 1998. This Agreement should be attached to the Employment Agreement dated April 21, 1998 which documents will constitute the basis of a definitive employment agreement which is to be prepared in final form. In all cases where the Outline Summary of Employment Agreement dated April 22, 1998 differs from those terms, conditions and provisions of the April 21, 1998 Employment Agreement, the Outline Summary of Employment Agreement dated April 22, 1998 shall prevail and provide the agreed upon terms and basis for the final employment agreement.

The Board of Directors of the Community Bank of New Jersey are extremely excited and enthusiastic about your hiring and we look forward to a mutually advantageous business relationship and friendship developed around your Presidency and being Chief Executive Officer of the Community Bank of New Jersey.

                                                            Very truly yours,
                                                            /s/ Howard M. Schoor
                                                            --------------------
                                                            Howard M. Schoor

AGREED TO AND ACCEPTED BY:
/s/ Robert D. O'Donnell
-----------------------
Robert D. O'Donnell

                                                              April 21, 1998

Re:      Employment Agreement

This letter, when countersigned where indicated below, will constitute the agreement, intending to be legally bound hereby, of each of The Community Bank of New Jersey ("Bank" or sometimes herein as the "Company") and you, Robert D O'Donnell (sometimes herein "Bob" or "you") concerning the terms and conditions of your employment with the Company, as more fully set forth herein.

1. Engagement and Duties. You shall be engaged as the President and Chief Executive Officer and you agree to perform the duties and services incident to those positions or such other or further duties and services of a similar nature as may be reasonably required of you by the Board of Directors of the Bank and as more fully described in Exhibit "A"

You shall devote your full business time, attention, energies and best efforts to the performance of your duties hereunder and to the promotion of the business and interests of the Bank and of any of Bank's affiliated companies; provided that the foregoing shall not be construed, however, as preventing you from investing your assets in such form or manner as will not require your services in the operations of the business in which such investment is made and provided further that such business is not in competition with the Bank, or, if in competition, such business has a class of securities registered under the Securities Exchange Act of 1934 and your interest therein is solely that of an investor owning not more than 5% of any class of the outstanding equity securities of such business. It is understood that you presently own approximately 2% of the issued and outstanding capital stock of Amboy National Bank and that you shall be permitted to own such stock during the term of your employment under this Agreement.




2. Term. The term of your employment under this Agreement shall commence on July 1, 1998 ("Commencement Date") and, subject to the earlier termination of your employment in accordance with Section 4 below, the term of your employment shall continue for an initial period of three (3) years thereafter ("Term"), provided that unless either party gives to the other party written notice of its respective intention to terminate your employment under this Agreement effective as of the end of the then current Term (which notice must be furnished, if at all, on or before ten (10) days prior to each anniversary of the Commencement
Date), the Term of your employment under this Agreement shall effective as of each anniversary date of the commencement Date be automatically be extended for one (1) additional year to provide for a new term of three (3) following each such anniversary date. Each twelve (12) month period during the Term of your employment with the Bank hereunder is sometimes referred to herein as an "Employment Year."

3. Compensation and Fringe Benefits, In full consideration for your services under this Agreement, Company shall pay to you the following compensation amounts:

     1. Base Compensation Amount. You shall be paid base compensation at the rate of not less than $151,000 per Employment Year (the "Base Compensation"). Such Base Compensation shall be paid in installments in accordance with the Bank's regular payroll practices and such Base Compensation amount shall be reviewed by and subject to increase, at the discretion of the Board of Directors of the Bank, not less often than annually effective as of the commencement of each fiscal year of the Company(commencing with the Bank's fiscal year beginning January 1, 1999), provided that in the event that Company's regularly prepared financial statements with respect to a completed fiscal year reflects positive "After Tax Net Profits" (as such term is defined in Subsection b.ii. below), your Base Compensation amount hereunder shall be increased by, at a minimum, ten (10%) percent, effective as of the commencement of any such immediately succeeding fiscal year.

          b.   Bonus Compensation.



          i. In addition to your Base Compensation, you shall be entitled to receive and the Bank shall pay to you bonus compensation ("Bonus Compensation"), on or about March 15 of each year ("Payment Year") with respect to Bank's fiscal year ending the preceding December 31 ("Measurement Year"). The Bonus Compensation shall be in an amount equal to five (5%) percent of the Bank's "After Tax Net Profits" (as hereafter defined) for such Measurement Year, such After Tax Net Profits to be determined prior to the calculation of the Bonus Amount with respect to such Measurement Year; provided that in no event shall the Bonus Amount to which you are entitled to receive with respect to a Measurement Year exceed the Base Compensation amount paid to you by Bank with respect to such Measurement Year.
          ii. For purposes of this Agreement, the Bank's After Tax Net Profits shall be the amount determined by the Bank's outside regularly engaged independent certified public accountants in connection with the preparation of Bank's regularly prepared audited financial statements for each such Measurement Year and the calculation of the Bonus Compensation amount resulting shall, absent manifest error, be final, finding and conclusive upon the parties.
          iii. The Bank's After Tax Net Profits for purposes of determining the Bonus Amount hereunder for any Measurement Year during which you do not work a full twelve (12) months (eg. with respect to the first and last Employment Years of the Term), shall be prorated, based upon a fraction, the numerator of which is the number of full calendar months during such Measurement Year during which you are actively engaged hereunder, and the denominator of which is twelve (12).
          iv. "Bank" and "you" shall have dialog towards determining a stock alternative in lieu of of monetary payment of the Bonus Compensation.

c. Fringe Benefits.
-------------------

          i. You shall be entitled to participate in all insurance, vacation and other fringe benefit programs (including without limitation, paid time off for sick days and personal days) of the Bank to the extent and on at least the same terms and conditions as are accorded to other senior executive employees of the Bank, provided, however, that nothing contained herein shall be deemed to require grants or awards to you under any benefit plans which provide for awards or grants at the discretion of the Board of Directors or of any committee or administrator and that entitlement to vacations, vehicle allowance and certain insurance benefits shall be governed solely by clauses (ii), (iii) and
               (iv), respectively, of this subparagraph (c) below.
          ii. You shall be entitled during each Employment Year to vacation of at least one (1) calendar month without loss of or reduction of your compensation amounts hereunder. Any portion of your vacation which is not used during an Employment Year shall not be forfeited but shall "accrue" and "carry forward", provided that in no event shall you be entitled to accrue and carry forward more than twelve (12) months of accrued but unused vacation time.
          iii. The Bank shall furnish to you or pay on your behalf the full premium cost for you and your spouse to participate in all medical and dental insurance programs offered by the New Jersey Banker's Association. In addition to such medical and dental insurance, the Bank shall obtain, concurrently with the execution of this Agreement, and maintain in force continuously throughout the Term of your employment at Banks sole expense, including premiums, (A) term insurance on your life providing proceeds in the event of your death of not less than 200% of the Base Compensation from time to time in effect hereunder, payable to such beneficiary or beneficiaries as you may designate from time to time and (B) disability insurance providing for long-term disability benefits to you (commencing not more than ninety (90) days following the onset of any such disability) of not less than 75% of the sum of your average Base Compensation and Bonus Compensation amounts payable hereunder with respect to the twenty-four (24) month period preceding the onset of any such disability for the duration of such disability. Bank's obligations under this Subsection are subject to the condition that you cooperate in taking all actions reasonably requested to obtain and maintain such insurance. In the event of the termination of your employment with the Bank for any reason whatsoever, at your election, the Bank shall, for no consideration, transfer ownership of such life and disability policies to you or to your designee.

                    (1) Bank may, in its sole discretion and the Bank's own expense, apply for and procure in its own name and for its own benefit life insurance on your life in any amount or amounts considered advisable by the Bank and you agree to submit to any medical or other examination and execute and deliver such applications or other instruments as may be reasonably necessary to effectuate such insurance.

               iv. You shall be entitled to an automobile allowance of a minimum amount of $500 per month during the Term of your employment and Bank shall issue to you a credit card so that all gasoline expenses incurred by you in connection with such automobile shall be paid for by the Bank.

          d. Business Expenses. The Bank will pay, or reimburse you for, all ordinary and reasonable out-of-pocket business expenses incurred by you in connection with your performance of services on behalf of Bank upon the presentation, if requested by Bank, of an itemized account and written proof of such expense.

4. "Bank" shall review the provisions of its existing stock option plans and its ability to issue you stock options. It is the intent of the "bank" if permitted by the stock option plan and by law, to provide "you" with grants of stock options of up to 50,000 shares.

5. Termination of Emplovment.
   --------------------------

         a. Bank acknowledges and agrees that except as specifically set forth in Sections 4.a.i. through 4 a.iv. below, Bank shall not have the right to terminate your employment during the Term. In the event of the first to occur of any of the following events, your employment under this Agreement shall terminate effective as of the following dates("Termination Date"):

          i. Death. In the event of your death during the Term of the agreement, the Term of your employment shall terminate effective as of the close of the calendar months of your death.

          ii. Disability. If by reason of a physical or mental illness you are unable to perform the majority of your duties hereunder ("Disability") for a period of four (4) consecutive months, Company may, at its option elect to terminate the Term of your employment under this Agreement effective upon the expiration or such four (4) month period. During at least the first ninety (90) days during the continuance of any such disability, you shall continue to be entitled to receive your full compensation amounts hereunder, reduced dollar for dollar by the proceeds received by you under any disability received continuation insurance, if any, paid for by bank and referred to in Section 3c.iii. Above. You agree, in the event of any dispute as to your disability under this Section, to submit to a physical or other examination by a licensed physician selected by the Bank and reasonably acceptable to you, the cost of which examination shall be paid by the Bank. In the event of any dispute between Bank and you regarding the existence of any such disability, such dispute shall be resolved by arbitration as set forth in Section 6 below.

          iii. Termination For Cause. The "Bank" and "you" shall develop appropriate language for Termination and effects of Termination and shall incorporate same in expanded employment agreement.


     6. Miscellaneous. This Agreement shall be governed by the laws of the State of New Jersey and this Agreement and the Stock Option Agreement referred to above sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes and is instead of all other employment arrangements between you and the Bank. This Agreement shall be binding upon and shall inure to the benefit of the respective heirs, representatives, successors and assigns of the parties hereto, including without limitation, any person or entity succeeding to the affairs of the Company. This Agreement cannot be changed, modified or terminated except upon written amendment duly executed by the parties hereto.

                                                Very truly yours,

                                                The Community Bank of New Jersey


                                               /s/ Howard M. Schoor
                                               --------------------------------

AGREED TO AND ACCEPTED BY:
/s/ Robert D. O'Donnell
-----------------------
Robert D. O'Donnell

OUTLINE SUMMARY OF EMPLOYMENT AGREEMENT                       4/22/98
---------------------------------------

1. Position - President and Chief Executive Officer
   --------

2. Term - Commencement Date July 1, 1998 for a term of three (3) years ending June 30, 2001

3a. Base Compensation
    -----------------

o    $151,000 through December 1998
o Provided the Bank has an "After Tax Net Profit", said amount shall increase a minimum of 10% for each subsequent year.

b.   Bonus Compensation.
     -------------------

o Shall be a minimum of 5% of the Bank's "After Tax Net Profit" provided that in no event shall said amount exceed the base compensation for that year - payable March 15. For any partial year, bonus shall be pro-rated.
o Bonus compensation may, if mutually agreed upon, be made with capital stock of the Bank subject to regulatory approval.

c.       Fringe Benefits
         ---------------

o Insurance, vacation and other fringe benefits as accorded other senior executive employees of the Bank.
o Vacation - One calendar month. Must take two (2) consecutive weeks (if required). May accrue balance, to a maximum of twelve (12) months. No more than two (2) months may be taken in any calendar year.
o Medical and Dental Insurance Program for employee and wife as offered by NJBA.
o    Term life of not less than 200% of base compensation.
o    Disability insurance of 75% of base and bonus compensation.
o    Auto allowance of $500/month.
o    Reimbursement of reasonable out-of-pocket business expenses.

4.   Stock Options.
     --------------

o    75,000 shares
     -40,000 shares at 85% (based upon average trading price for the ten(10) trading days prior to May 11, 1998)
     -35,000 shares at 100%(based upon average trading price for the ten (10) trading days prior to May 11, 1998)
     -Vesting 20%/ year
     -Full accelerated vesting on termination or change of control

o    Termination  - For any reason  except  death,  dishonesty  or  committing a felon, severance shall be eighteen (18) months of base and bonus compensation paid in installments in accordance with the Bank's regular payroll practices.
o Upon change of control (even if offered a position) two (2) years of base and bonus compensation, paid as a lump sum. Employee must stay on during regulatory and shareholder approval time.



                                                           /s/ Howard M. Schoor
                                                           --------------------

AGREED TO AND ACCEPTED BY:
/s/ Robert D. O'Donnell
-----------------------
Robert D. O'Donnell

                                                                   EXHIBIT 10(b)

                        THE COMMUNITY BANK OF NEW JERSEY

                             1997 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

SECTION 1. Purpose

         The Community Bank of New Jersey 1997 Stock Option Plan For Non-Employee Directors (the "Plan") is hereby established to foster and promote the long-term success of The Community Bank of New Jersey (the "Bank") and its shareholders by providing directors who are not employees with an equity interest in the Bank. The Plan will assist the Bank in attracting and retaining the highest quality of experienced persons as directors and in aligning the interests of non-employee directors of the Bank more closely with the interests of the Bank's shareholders.

SECTION 2.  Definitions

         Capitalized terms not specifically defined elsewhere herein shall have the following meanings:

         "Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         "Bank" shall mean The Community Bank of New Jersey and any present or future subsidiary corporations of The Community Bank of New Jersey (as defined in Section 424 of the Code) or any successor to such corporations.

         "Board" shall mean the Board of Directors of the Bank.

         "Cause" shall mean a Non-Employee Director (i) being convicted of a crime, other than a traffic violation, (ii) being the subject of a final, non-appealable order by any regulatory agency involving a breach of duty owed to the Bank by such Non-Employee Director, or (iii) habitual abuse of alcohol or drugs.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

         "Common Stock" or "Stock" shall mean the common stock, $5 per share par value, of the Bank.

         "Disability" shall mean permanent and total disability which if the Non-Employee Director were an employee of the Bank would be treated as a total disability under the terms of the Bank's long-term disability plan for employees as in effect from time to time.

         "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board in good faith and in a manner established by the Board from time to time, taking into account such factors as the Board shall deem relevant, including the book value of the Common Stock and, to the extent there is a trading market for the Common Stock, the market value of the Common Stock.

         "Non-Employee Director" shall mean a member of the Board who is not a common law employee of the Bank.

         "Plan" shall mean The Community Bank of New Jersey 1997 Stock Option Plan for Non-Employee Directors.

         "Stock Option" or "Option" shall mean a right to purchase Common Stock of the Bank granted to a Non-Employee Director pursuant to the Plan which is not intended to be an incentive stock option under Section 422 of the Code.

SECTION  3.       Administration

     (a) The Plan shall be administered by the Board which shall hold meetings at such times as may be necessary for the proper administration of the Plan. Any action of the Board with respect to the administration of the Plan shall be taken by a majority vote, or by unanimous written consent of its members.

     (b) Subject to the express terms and conditions set forth herein, the Board shall have the power from time to time:

              (i) to construe and interpret the Plan and the Stock Options granted thereunder and to establish, amend and revoke rules, regulations, guidelines and practices for the administration of the Plan as it shall from time to time consider advisable, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Stock Option, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective; provided, however, that the Board shall have no discretion with respect to designating (x) the recipient of a Stock Option, (y) the number of shares of Common Stock that are subject to a Stock Option, or (z) the exercise price for a Stock Option. All decisions and determinations by the Board in the exercise of this power shall be final and binding upon the Bank and the Non-Employee Directors; and

              (ii)to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Bank with respect to the Plan.

     (c) The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

SECTION 4.  Eligibility and Participation

     Each Non-Employee Director of the Bank shall participate in the Plan.

SECTION 5.  Common Stock Subject to Plan

     (a) The maximum number of shares of Common Stock that may be made subject to Stock Options granted pursuant to the Plan is 45,000, subject to adjustments pursuant to Section 9. The Bank shall reserve such number of shares of Common Stock for the purposes of the Plan, out of its authorized but unissued Common Stock or out of Common Stock held in the Bank's treasury, or partly out of each, as shall be determined by the Board. No fractional shares of Common Stock shall be issued with respect to Stock Options granted under the Plan.

     (b) If any Stock Option in respect of shares of Common Stock expires or is canceled without having been fully exercised, the number of shares subject to such Stock Option but as to which such Stock Option was not exercised prior to its expiration or cancellation may again be available for the grant of Stock Options under the Plan.

SECTION 6.  Grant of Stock Options

     (a) On the date upon which this Plan is adopted by the Board or a Non-Employee Director is first appointed or elected a member of the Bank's Board of Directors, whichever is earlier, he shall receive grant of a Non-Qualified Stock Option to purchase 5,000 shares of Common Stock, subject to Section 13 hereof. All Stock Options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Code.

     (b) The grant of any Stock Option shall be evidenced by a written agreement which shall state the number of shares of Common Stock that are subject to the Stock Option, the exercise price, the term of the Stock Option, and other terms, as the Board may deem appropriate, that are not inconsistent with requirements of this Plan.

SECTION 7.  Terms and Conditions

     (a) The purchase price of the shares of Common Stock subject to each Stock Option shall be the greater of $11.00 per share or 100% of the Fair Market Value of such Common Stock (or the par value of such shares, if higher) on the day such Stock Option is granted. All Stock Options shall have a term of ten (10) years from the date of grant, subject to earlier termination pursuant to the terms set forth herein.

     (b) In the event a Non-Employee Director's membership on the Board ceases by reason of his Disability or death, all Stock Options then held by such Non-Employee Director shall immediately become exercisable and may remain exercisable until the expiration of their original term.

     (c) In the event a Non-Employee Director's membership on the Board ceases for Cause, all Stock Options then held by such Non- Employee Director, whether or not exercisable, shall immediately terminate.

     (d) In the event a Non-Employee Director's membership on the Board ceases for any reason other than death, Disability or Cause, all Stock Options then held and exercisable by such Non-Employee Director will remain exercisable until the expiration of their original term.

     (e) If a Non-Employee Director becomes an employee of the Bank or any of its subsidiaries, the Non-Employee Director shall be treated as continuing in service for purposes of this Plan, but shall not be eligible to receive future grants hereunder while an employee. If the Non-Employee Director's service as an employee terminates without his again becoming a Non-Employee Director, the provisions of this Section 7 shall apply as if such termination of employment were the termination of the Non-Employee Director's membership on the Board.

     (f) Subject to the terms of this Plan, Stock Options granted pursuant to this Plan shall be subject to the following vesting schedule, and no Stock Option granted hereunder shall be exercisable until such time as it shall have vested: on the first anniversary of the date of grant of any Stock Option, such Stock Option shall be exercisable for one-third (1/3) of the shares of Common Stock covered thereby; on the second anniversary of the date of grant of any Stock Option, such Stock Option shall be exercisable for two-thirds (2/3) of the shares of Common Stock covered thereby; and on and after the third anniversary of the date of grant of any Stock Option, such Stock Option shall be exercisable for all shares of Common Stock covered thereby.

     (g) Except as otherwise provided in this Section 7, no Stock Option granted under the Plan shall be assignable or transferable by the Non-Employee Director, and any attempt to disposition thereof shall be null and void and of no effect. Nothing contained in this Section 7 shall prevent transfers of Stock Options to members of the immediate family of the Non-Employee Director, or any trust or benefit plan established for the benefit of such immediate family member of a Non-Employee Director, nor shall anything in this Section 7 prevent transfers by will or by the applicable laws of descent and distribution. For purposes of this

Section, "Immediate Family" shall mean a Non-Employee Director's spouse, parents or offspring.

SECTION 8.  Exercise of Option

     (a) Any Stock Option may be exercised in whole or in part at any time subsequent to such Stock Option becoming exercisable, during the term of such Stock Option; provided, however, that each partial exercise shall be for whole shares of Common Stock only.

     (b) Options may be exercised by written notice of exercise accompanied by payment of the exercise price in full for the purchased shares of Common Stock, along with any amounts which the Bank is required to withhold under federal, state or local law, in cash or by certified or cashier's check payable to the Bank. Upon receipt of such notice and payment of the exercise price, the Bank shall make application to the New Jersey Department of Banking to issue the shares for which the Option is being exercised.

     (c) In the event that the Stock Option or portion thereof shall be exercised pursuant to Section 7 by any person or persons other than the Non-Employee Director, appropriate proof shall be provided of the right of such person or persons to exercise the Stock Option or portion thereof.

SECTION 9.  Capital Adjustments and Corporate Reorganizations

     (a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Bank, reorganization, recapitalization, reclassification, stock dividend, stock split, split up, spin-off, combination, exchange of shares, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are increased or deceased or are exchanged for a different number or kind of shares or other securities of the Bank, or
(ii) additional shares or new or different shares or other securities of the Bank or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall automatically be made in (x) the maximum number and kind of shares of Common Stock reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to the outstanding Options under the Plan, and (z) the purchase price for each share of Common Stock subject to any then outstanding Options under the Plan, without changing the aggregate purchase price (except for any change resulting from rounding off of share quantities or price) as to which such Options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustment.

     (b) In the event of a consolidation, merger, reorganization or sale of all or substantially all of the assets of the Bank in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Bank (collectively an "Extraordinary Event"), the following rules shall apply: (i) upon the announcement of a proposed Extraordinary Event, all outstanding Stock Options shall immediately become exercisable, whether or not previously vested under Section 7(f), (ii) holders of Options shall continue to have the right to exercise their unexercised but currently exercisable Options on or before the day before the date of consummation of the Extraordinary Event, (iii) if any Option holders shall not have exercised their Options on or before the date of such consummation and if, under the terms of the Extraordinary Event holders of the Common Stock of the Bank will receive upon consummation thereof payment in cash, securities or other property (the "Event Payment") for each share surrendered in the Extraordinary Event (the "Event Price"), then an Event Payment equal to the difference between (A) the Event Price times the number of shares of Common Stock subject to each Non- Employee Director's outstanding Options (to the extent then exercisable at prices not in excess of the Event Price) and (B) the aggregate exercise price of all such outstanding Options shall be made to each Non-Employee Director in exchange for the termination of such Options, (iv) notwithstanding the foregoing provisions of clause (iii), if the Extraordinary Event involves an exchange by the acquiring party solely of its voting securities in a reorganization pursuant to which holders of the Bank's Common Stock will not recognize gain or loss on the exchange of such securities until such holders dispose of the new voting securities acquired in such exchange, then the acquiring party shall have the right to provide that such Options shall be assumed, or equivalent options shall be substituted by the acquiring or succeeding corporation (or an affiliate thereof); provided that the Non-Employee Director shall not, as a result of such provision, be required to recognize gain or loss on the exchange of Options, and (v) in the unlikely event any Options shall remain outstanding after giving effect to the foregoing provisions such Options shall terminate on the date the Extraordinary Event is consummated.

SECTION 10.  General Provisions Applicable to Options

     To the extent permitted by applicable law, upon the issuance of shares of Common Stock in respect of an Option exercised by a Non-Employee Director, such number of shares issuable shall be reduced by the number of shares necessary to satisfy such Non- Employee Director's federal, and where applicable, state withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. To the extent such reduction is not permitted under law, such Non-Employee Director shall be required to pay all applicable taxes. The Bank may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Non- Employee Director.

SECTION 11.  Other Provisions

     (a) The validity, interpretation and administration of the Plan and any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of New Jersey, to the extent such state laws are not preempted by any laws of the United States.

     (b) As used herein, the masculine gender shall include the feminine gender.

     (c) The headings in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

     (d) All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to any Non-Employee Director at the address contained in the records of the Bank, or to the Bank at its principal office.

     (e) Nothing in this Plan or in any Stock Option granted hereunder shall confer upon any Non-Employee Director any right to continue to serve as a director of the Bank or shall interfere with or restrict in any way the right, which right is hereby expressly reserved, to remove any Non-Employee Director as a director in accordance with the by-laws and certificate of incorporation of the Bank and applicable law.

     (f) The obligation of the Bank to sell or deliver shares of Common Stock with respect to Stock Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

     (g) The Plan is intended to comply with N.J.A.C. ss.3:4-2 and any successor provision thereto and the Board shall interpret and administer the provisions of the Plan or any Stock Option in a manner consistent therewith. Any provisions inconsistent with such provision of N.J.A.C. shall be inoperative and shall not affect the validity of the Plan.

     (h) All expenses and costs incurred in connection with the operation of the Plan shall be borne by the Bank.

     (i) The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Bank. Nothing in this Plan shall be construed to limit the right of the Bank to establish, alter or terminate any other forms of incentives, benefits or compensation for directors of the Bank, including, without limitation, conditioning the right to receive other incentives, benefits or compensation on a director not participating in this Plan; or to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of stock options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock, or assets of any corporation, firm or association.

     (j) Holders of Stock Options under the Plan shall have no rights as shareholders of the Bank unless and until certificates for shares of Common Stock of Common Stock are registered in their names in satisfaction of a properly exercised Stock Option.

     (k) The terms of the Plan shall be binding upon the Bank, the Non-Employee Directors and their successors and assigns.

SECTION 12.       Amendment or Termination of the Plan

     The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall affect the rights of any holder of any outstanding Stock Option and further provided that no amendment may increase the number of shares subject to this Plan, change the exercise price for any option as provided under Section 7(a) hereof, or expand the parties eligible to participate in the Plan without shareholder approval, and no amendment may cause the Plan to fail to comply with the provisions of Rule 16b-3 under the Act, or any successor or replacement regulation.

SECTION 13.  Effective Date and Term of the Plan

      This Plan shall become effective upon its approval by the holders of two-thirds (2/3) of the Stock of the Bank entitled to vote and the approval of the Plan by the Commissioner of the Department of Banking and Insurance pursuant to Section 27.51 of the Banking Act of 1948, as amended. Prior to such approval, Options granted under the Plan are expressly subject to such approval. Options may not be granted under the Plan after the tenth anniversary of the day before such shareholder approval.

                                                                   EXHIBIT 10(c)
                        THE COMMUNITY BANK OF NEW JERSEY

                             1997 STOCK OPTION PLAN

Section 1.  Purpose

         The Community Bank of New Jersey 1997 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of The Community Bank of New Jersey (the "Bank") and its shareholders by providing directors, including directors who are employees of the Bank, with an equity interest in the Bank. The Plan will assist the Bank in attracting and retaining the highest quality of experienced persons as directors and in aligning the interests of such persons more closely with the interests of the Bank's shareholders by encouraging such parties to maintain an equity interest in the Bank.

Section 2.  Definitions

         Capitalized terms not specifically defined elsewhere herein shall have the following meaning:

         "Act" means the Securities Exchange Act of 1934, as amended from time to time, and any rules and regulations promulgated thereunder.

         "Bank" means The Community Bank of New Jersey and any present or future subsidiary corporations of The Community Bank of New Jersey (as defined in Section 424 of the Code) or any successor to such corporations.

         "Board" means the Board of Directors of the Bank.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

         "Common Stock" or "Stock" means the common stock, $5.00 per share par value, of the Bank.

         "Disability" shall mean, with respect to a Director who is also an employee, a permanent disability which qualifies as total disability under the terms of the Bank's Long-Term Disability Plans and, with respect to a Director who is not an employee, permanent and total disability which if the Director were an employee of the Bank would be treated as a total disability under the term of the Bank's long-term disability plan for employees as in effect from time to time; provided, however, with respect to a

Participant who has been granted an Incentive Stock Option such term shall have the meaning set forth in Section 422(c)(6) of the Code.

         "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board in good faith and in a manner established by the Board from time to time, taking into account such factors as the Board shall deem relevant, including the book value of the Common Stock and, to the extent there is an established trading market for the Common Stock, the market value of the Common Stock.

         "Incentive Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

         "Non-Qualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

         "Option" means an Incentive Stock Option or a Non-Qualified Stock Option granted hereunder.

         "Participant" means a member of the Board of Directors of the Bank selected by the Board to receive an Option under the Plan.

         "Plan" means The Community Bank of New Jersey 1997 Stock
Option Plan.

         "Termination for Cause" means termination because of Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order issued by any regulatory agency having jurisdiction over the Participant or the Bank.

Section 3.  Administration

         (a) The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Options or Non-Qualified Stock Options (subject to the requirements of the Code, which provide that only employees may receive Incentive Options), to determine the terms and conditions of any Option granted hereunder, including whether to impose any vesting period, and the exercise price thereof, subject to the requirements of this Plan.

         (b) Subject to the other provisions of the Plan, the Board shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

         (c) The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

Section 4.  Eligibility and Participation

         Members of the Board of Directors of the Bank, whether or not employees of the Bank, shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under
Section 422 of the Code; i.e., Directors who are also employees of the Bank.

Section 5.  Shares of Stock Available for Options

         (a) The maximum number of shares of Common Stock which may be issued and purchased pursuant to Options granted under the Plan is 59,000, subject to the adjustments as provided in Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Option grant under Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) In the event that the Board determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Common Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder or fail to comply with the requirements of Rule 16b-3 under the Act or any successor or replacement regulation. No fractional Shares shall be issued on account of any such adjustment.

         (c) Any adjustments under this Section will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

Section 6.  Non-Qualified Stock Options

         6.1      Grant of Non-Qualified Stock Options.

         Subject to the provisions hereof, the Board may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board may determine, and may grant Non-Qualified Stock Options in exchange for and upon surrender of previously granted Options under this Plan. NonQualified Stock Options granted under this Plan are subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board on the date the option is granted. To the extent such grant is to a Director who is not an employee of the Bank, the purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant or the par value of the Common Stock, whichever is greater. To the extent such grant is to a Director of the Bank who is also an employee of the Bank, such purchase price shall not be less than 85% of the Fair Market Value or the par value of the Common Stock, whichever is greater. Shares may be purchased only upon full payment of the purchase price.

         (b) Terms of Options. The term during which each NonQualified Stock Option may be exercised shall be determined by the Board, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten
(10) years from the date of grant.

         (c) Termination of Service. Except as provided herein, unless otherwise determined by the Board, upon the termination of the service of a Participant who is not an employee on the Board for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the participant at the date of termination and only for the remaining term of such Non-Qualified Stock Option. In the event of death or termination of service of a Participant who is not an employee on the Board as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for the remaining term of such Non-Qualified Stock Option. Upon the termination of the service of a Participant who is a common law employee of the Bank on the Board for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercised only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. In the event of death or termination of service of Participant who is a common law employee of the Bank as a result of Disability of any such Participant, all Non-Qualified Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as is determined by the Board following the date of the Participant's death or termination of service due to Disability, provided and in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term. Notwithstanding any other provisions set forth herein to the contrary nor any provision contained in any agreement relating to the award of an option, in the event of a Termination for Cause, all rights under a Participant's Non-Qualified Stock Options shall expire upon such Termination for Cause.

         (d) Transferability. Except as provided for hereunder, no Option granted under the Plan shall be assignable or transferable by a Participant, and any attempted disposition thereof shall be null and void and of no effect. A Participant may transfer or assign an Option granted hereunder to an immediate family member or trust or benefit plan established for an immediate family member. For terms of this provision, the term "immediate family member" means a Participant's spouse, parents and offspring. Nothing contained herein shall be deemed to prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.  Incentive Stock Options

         7.1      Grant of Incentive Stock Options.

         The Board may, from time to time, grant Incentive Stock Options to members of the Board of Directors who are also employees of the Bank. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant or the par value of the Common Stock, whichever is greater. Shares may be purchased only upon payment of the full purchase price.

         (b) Amounts of Options. Incentive Stock Options may be granted to any Director who is also an employee of the Bank in such amounts as determined by the Board. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option first becomes exercisable) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this
Section 7.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non- Qualified options.


         (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant.

If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than ten percent (10%) of the total combined voting power of the Bank (or, under Section 422(d) of the Code, is deemed to own Common Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the date of grant.

         (d) Termination of Service. Except as provided in Section 7.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three months following termination. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

         Unless otherwise determined by the Board, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries of the Participant for one year following the date of the participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         (e) Transferability. No Incentive Option granted under the Plan shall be assignable or transferable by a Participant, except pursuant to the laws of descent and distribution, and any attempted distribution shall be null and void and of no effect.

         (f) Compliance with Code. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Bank makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Bank in order to enable the Bank to secure the related income tax deduction to which it will be entitled in such event under the Code.

Section 8.  Extension

         The Board may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause Incentive Stock Options issued under the Plan to fail to comply with Section 422 of the Code.

Section 9.  General Provisions Applicable to Options

         (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

         (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

         (c) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Bank in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Bank, the Board will provide for any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, (ii) upon written notice to the Participants, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised (to the extent then exercisable) by the Participant within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Bank will receive upon consummation thereof a cash payment for each share surrendered in the merger

(the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options, and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

         (d) The Participant shall pay to the Bank, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Board's sole discretion, a Participant may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Bank may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

         (e) For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:

                  (i) a transfer to the employment of the Bank from a subsidiary or from the Bank to a subsidiary, or from one subsidiary to another, or

                  (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Bank, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing.

         (f) The Board may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant, and further provided that no amendment increasing the number of shares subject to the Plan, decreasing the exercise price for any option provided for under the Plan or a change in the parties eligible to participate in the Plan may be effectuated without the approval of the shareholders of the Bank; provided, however, that no such amendment or modification will be effective if such amendment or modification would cause the Plan to fail to comply with the requirements of Rule 16b-3 under the Act or any successor or replacement regulation.

Section 10.  Miscellaneous

         (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Bank's Board. The Bank expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

         (b) Nothing contained in the Plan shall prevent the Bank from adopting other or additional compensation arrangements.

         (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

         (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

         (e) No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Bank against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

         (f) This Plan shall become effective upon its approval by the holders of two-thirds (2/3) of the Common Stock of the Bank entitled to vote and the approval of the Plan by the Commissioner of the Department of Banking and Insurance pursuant to Section 27.51 of the Banking Act of 1948, as amended. Prior to such approval, Options may be granted under the Plan expressly subject to such approval.

         (g) Options may not be granted under the Plan more than ten (10) years after approval of the Plan by the Bank's Shareholders, but then outstanding Options may extend beyond such date.

         (h) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

                                                                   EXHIBIT 10(d)

                        THE COMMUNITY BANK OF NEW JERSEY

                         1997 EMPLOYEE STOCK OPTION PLAN


Section 1.  Purpose

         The Community Bank of New Jersey 1997 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of The Community Bank of New Jersey (the "Bank") and its shareholders by providing officers and employees of the Bank with an equity interest in the Bank. The Plan will assist the Bank in attracting and retaining the highest quality of experienced persons as officers and employees and in aligning the interests of such persons more closely with the interests of the Bank's shareholders by encouraging such parties to maintain an equity interest in the Bank.

Section 2.  Definitions

         Capitalized terms not specifically defined elsewhere herein shall have the following meaning:

         "Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         "Bank" means The Community Bank of New Jersey and any present or future subsidiary corporations of The Community Bank of New Jersey (as defined in Section 424 of the Code) or any successor to such corporations.

         "Board" means the Board of Directors of the Bank.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

         "Common Stock" or "Stock" means the common stock, $5.00 per share par value, of the Bank.

         "Disability" shall mean a permanent disability which qualifies as total disability under the terms of the Bank's Long- Term Disability Plans; provided, however, with respect to a Participant who has been granted an Incentive Stock Option such term shall have the meaning set forth in Section 422(c)(6) of the Code.

         "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board in good faith and in a manner established by the Board from time to time, taking into account such factors as the Board shall deem relevant, including the book value of the Common Stock and, to the extent there is an established trading market for the Common Stock, the market value of the Common Stock.

         "Incentive Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

         "Non-Employee Director" shall mean a member of the Board who is not also a common law employee of the Bank.

         "Non-Qualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

         "Option" means an Incentive Stock Option or a Non-Qualified Stock Option granted hereunder.

         "Participant" means an employee of the Bank selected by the Board to receive an Option under the Plan.

         "Plan" means The Community Bank of New Jersey 1997 Employee Stock Option Plan.

         "Termination for Cause" means termination because of Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order issued by any regulatory agency having jurisdiction over the Participant or the Bank.


Section 3.  Administration

         (a) The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, including whether to impose any vesting period, and the exercise price thereof, subject to the requirements of this Plan.

         (b) Subject to the other provisions of the Plan, the Board shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan; provided, however, that the Board shall have no authority to take any step which would cause the Plan to fail to comply with Rule 16b-3 under the Act or any successor or replacement regulation. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

         (c) The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

Section 4.  Eligibility and Participation

         Officers and employees of the Bank shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Option or Options granted to each Participant.

Section 5.  Shares of Stock Available for Options

         (a) The maximum number of shares of Common Stock which may be issued and purchased pursuant to Options granted under the Plan is 50,000, subject to the adjustments as provided in Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent grant under Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) In the event that the Board determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market

Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Common Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder or with Rule 16b-3 under the Act. No fractional Shares shall be issued on account of any such adjustment.

         (c) Any adjustments under this Section will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

Section 6.  Non-Qualified Stock Options

         6.1      Grant of Non-Qualified Stock Options.

         Subject to the provisions hereof, the Board may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board may determine, and may grant Non-Qualified Stock Options in exchange for and upon surrender of previously granted Options under this Plan. NonQualified Stock Options granted under this Plan are subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board on the date the option is granted; provided, however, that such purchase price shall not be less than 85% of the Fair Market Value or the par value of the Common Stock, whichever is greater. Shares may be purchased only upon full payment of the purchase price.

         (b) Terms of Options. The term during which each NonQualified Stock Option may be exercised shall be determined by the Board, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten
(10) years from the date of grant.

         (c) Termination of Service. Except as provided herein, unless otherwise determined by the Board, upon the termination of a Participant's service as an employee for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-Qualified Stock Options shall expire upon termination. In the event of death or termination of service as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.

         (d) Transferability. Except as provided for hereunder, no Option granted under the Plan shall be assignable or transferable by a Participant, and any attempted disposition thereof shall be null and void and of no effect. A Participant may transfer or assign an Option granted hereunder to an immediate family member or trust or benefit plan established for an immediate family member. For terms of this provision, the term "immediate family member" means a Participant's spouse, parents and offspring. Nothing contained herein shall be deemed to prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.  Incentive Stock Options

         7.1      Grant of Incentive Stock Options.

         The Board may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant or the par value of the

Common Stock, whichever is greater. Shares may be purchased only upon payment of the full purchase price.

         (b) Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option first becomes exercisable) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a NonQualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as NonQualified options.

         (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than ten percent (10%) of the total combined voting power of the Bank (or, under
Section 422(d) of the Code, is deemed to own Common Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the date of grant.

         (d) Termination of Employment. Except as provided in Section 7.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three months following termination. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

         Unless otherwise determined by the Board, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such

Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries of the Participant for one year following the date of the participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         (e) Transferability. No Incentive Stock Option granted under the Plan shall be assignable or transferable by a Participant, except pursuant to the laws of descent and distribution, and any attempted disposition of an Incentive Stock Option shall be void and of no effect.

         (f) Compliance with Code. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Bank makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Bank in order to enable the Bank to secure the related income tax deduction to which it will be entitled in such event under the Code.

Section 8.  Extension

         The Board may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause Incentive Stock Options issued under the Plan to fail to comply with Section 422 of the Code.

Section 9.  General Provisions Applicable to Options

         (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

         (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

         (c) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Bank in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Bank, the Board will provide for any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, (ii) upon written notice to the Participants, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised (to the extent then exercisable) by the Participant within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Bank will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between
(A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options, and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

         (d) The Participant shall pay to the Bank, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Board's sole discretion, a Participant may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Bank may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

         (e) For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:

                  (i) a transfer to the employment of the Bank from a subsidiary or from the Bank to a subsidiary, or from one subsidiary to another, or

                  (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Bank, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing.

         (f) The Board may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant, and further provided that no amendment increasing the number of shares subject to the Plan, decreasing the exercise price for any option provided for under the Plan or a change in the parties eligible to participate in the Plan may be effectuated without the approval of the shareholders of the Bank; further provided, however, that the Board shall not adopt any such amendment or modification if such amendment or modification shall cause the Plan to fail to comply with Rule 16b-3 under the Act or any successor or replacement regulation.

Section 10.  Miscellaneous

         (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Bank's Board. The Bank expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

         (b) Nothing contained in the Plan shall prevent the Bank from adopting other or additional compensation arrangements.

         (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

         (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

         (e) No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Bank against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

         (f) This Plan shall become effective upon its approval by the holders of two-thirds (2/3) of the Common Stock of the Bank entitled to vote and the approval of the Plan by the Commissioner of the Department of Banking and Insurance pursuant to Section 27.51 of the Banking Act of 1948, as amended. Prior to such approval, Options may be granted under the Plan expressly subject to such approval.

         (g) Options may not be granted under the Plan more than ten (10) years after approval of the Plan by the Bank's Shareholders, but then outstanding Options may extend beyond such date.

         (h) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

                                                                   EXHIBIT 10(e)

                        THE COMMUNITY BANK OF NEW JERSEY

                         1998 EMPLOYEE STOCK OPTION PLAN

Section 1.  Purpose

         The Community Bank of New Jersey 1998 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of The Community Bank of New Jersey (the "Bank") and its shareholders by providing officers and employees of the Bank with an equity interest in the Bank. The Plan will assist the Bank in attracting and retaining the highest quality of experienced persons as officers and employees and in aligning the interests of such persons more closely with the interests of the Bank's shareholders by encouraging such parties to maintain an equity interest in the Bank.

Section 2.  Definitions

         Capitalized terms not specifically defined elsewhere herein shall have the following meaning:

         "Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         "Bank" means The Community Bank of New Jersey and any present or future subsidiary corporations of The Community Bank of New Jersey (as defined in Section 424 of the Code) or any successor to such corporations.

         "Board" means the Board of Directors of the Bank.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

         "Common Stock" or "Stock" means the common stock, $5.00 per share par value, of the Bank.

         "Disability" shall mean a permanent disability which qualifies as total disability under the terms of the Bank's Long- Term Disability Plans; provided, however, with respect to a Participant who has been granted an Incentive Stock Option such term shall have the meaning set forth in Section 422(c)(6) of the Code.

         "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board in good faith and in a manner established by the Board from time to time, taking into account such factors as the Board shall deem relevant, including the book value of the Common Stock and, to the extent there is an established trading market for the Common Stock, the market value of the Common Stock.

         "Incentive Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

         "Non-Qualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

         "Option" means an Incentive Stock Option or a Non-Qualified Stock Option granted hereunder.

         "Participant" means an employee of the Bank selected by the Board to receive an Option under the Plan.

         "Plan" means The Community Bank of New Jersey 1998 Employee Stock Option Plan.

         "Termination for Cause" means termination because of Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order issued by any regulatory agency having jurisdiction over the Participant or the Bank.


Section 3.  Administration

         (a) The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, including whether to impose any vesting period, and the exercise price thereof, subject to the requirements of this Plan.

         (b) Subject to the other provisions of the Plan, the Board shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan; provided, however, that the Board shall have no authority to take any step which would cause the Plan to fail to comply with Rule 16b-3 under the Act or any successor or replacement regulation. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

         (c) The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

Section 4.  Eligibility and Participation

         Officers and employees of the Bank shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Option or Options granted to each Participant.

Section 5.  Shares of Stock Available for Options

         (a) The maximum number of shares of Common Stock which may be issued and purchased pursuant to Options granted under the Plan is 50,000, subject to the adjustments as provided in Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent grant under Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) In the event that the Board determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Common Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder or with Rule 16b-3 under the Act. No fractional Shares shall be issued on account of any such adjustment.

         (c) Any adjustments under this Section will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

Section 6.  Non-Qualified Stock Options

         6.1      Grant of Non-Qualified Stock Options.

         Subject to the provisions hereof, the Board may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board may determine, and may grant Non-Qualified Stock Options in exchange for and upon surrender of previously granted Options under this Plan. NonQualified Stock Options granted under this Plan are subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board on the date the option is granted; provided, however, that such purchase price shall not be less than 85% of the Fair Market Value or the par value of the Common Stock, whichever is greater. Shares may be purchased only upon full payment of the purchase price.

         (b) Terms of Options. The term during which each NonQualified Stock Option may be exercised shall be determined by the Board, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten
(10) years from the date of grant.

         (c) Termination of Service. Except as provided herein, unless otherwise determined by the Board, upon the termination of a Participant's service as an employee for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-Qualified Stock Options shall expire upon termination. In the event of death or termination of service as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.

         (d) Transferability. Except as provided for hereunder, no Option granted under the Plan shall be assignable or transferable by a Participant, and any attempted disposition thereof shall be null and void and of no effect. A Participant may transfer or assign an Option granted hereunder to an immediate family member or trust or benefit plan established for an immediate family member. For terms of this provision, the term "immediate family member" means a Participant's spouse, parents and offspring. Nothing contained herein shall be deemed to prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.  Incentive Stock Options

         7.1      Grant of Incentive Stock Options.

         The Board may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant or the par value of the Common Stock, whichever is greater. Shares may be purchased only upon payment of the full purchase price.

         (b) Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option first becomes exercisable) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a NonQualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as NonQualified options.

         (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than ten percent (10%) of the total combined voting power of the Bank (or, under
Section 422(d) of the Code, is deemed to own Common Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the date of grant.

         (d) Termination of Employment. Except as provided in Section 7.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three months following termination. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

         Unless otherwise determined by the Board, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries of the Participant for one year following the date of the participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         (e) Transferability. No Incentive Stock Option granted under the Plan shall be assignable or transferable by a Participant, except pursuant to the laws of descent and distribution, and any attempted disposition of an Incentive Stock Option shall be void and of no effect.

         (f) Compliance with Code. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Bank makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Bank in order to enable the Bank to secure the related income tax deduction to which it will be entitled in such event under the Code.

Section 8.  Extension

         The Board may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause Incentive Stock Options issued under the Plan to fail to comply with Section 422 of the Code.

Section 9.  General Provisions Applicable to Options

         (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

         (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

(c) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Bank in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Bank, the Board will provide for any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the Participants, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised (to the extent then exercisable) by the Participant within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Bank will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and
(B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options, and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

         (d) The Participant shall pay to the Bank, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Board's sole discretion, a Participant may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Bank may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

         (e) For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:

                  (i) a transfer to the employment of the Bank from a subsidiary or from the Bank to a subsidiary, or from one subsidiary to another, or

                  (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Bank, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing.

         (f) The Board may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant, and further provided that no amendment increasing the number of shares subject to the Plan, decreasing the exercise price for any option provided for under the Plan or a change in the parties eligible to participate in the Plan may be effectuated without the approval of the shareholders of the Bank; further provided, however, that the Board shall not adopt any such amendment or modification if such amendment or modification shall cause the Plan to fail to comply with Rule 16b-3 under the Act or any successor or replacement regulation.

Section 10.  Miscellaneous

         (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Bank's Board. The Bank expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

         (b) Nothing contained in the Plan shall prevent the Bank from adopting other or additional compensation arrangements.

         (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

         (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

         (e) No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Bank against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

         (f) This Plan shall become effective upon its approval by the holders of two-thirds (2/3) of the Common Stock of the Bank entitled to vote and the approval of the Plan by the Commissioner of the Department of Banking and Insurance pursuant to Section 27.51 of the Banking Act of 1948, as amended. Prior to such approval, Options may be granted under the Plan expressly subject to such approval.

         (g) Options may not be granted under the Plan more than ten (10) years after approval of the Plan by the Bank's Shareholders, but then outstanding Options may extend beyond such date.

         (h) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

                                                                   EXHIBIT 10(f)

                          COMMUNITY BANK OF NEW JERSEY

                        1999 EMPLOYEE STOCK PURCHASE PLAN


1.       Purpose and Effect of Plan

         The purpose of the Community Bank of New Jersey 1999 Employee Stock Purchase Plan is to secure for the Bank and its stockholders the benefits of the incentive inherent in the ownership of Common Stock by present and future employees of the Bank and its Subsidiaries. The Plan conforms to the provisions of Rule 16b-3 of the Act and is intended to comply with the terms of Code
Section 423.

2.       Shares Reserved for the Plan

         There shall be reserved for issuance and purchase by employees under the Plan an aggregate of 100,000 shares of Common Stock, subject to adjustment as provided in Section 13. Shares subject to the Plan shall be authorized but unissued shares. Shares needed to satisfy the requirements of the Plan will be acquired from directly from the Bank.

3.       Definitions

         Where indicated by initial capital letters, the following terms shall have the following meanings:

         a.       Act:  The Securities Exchange Act of 1934.

         b. Agent: Registrar & Transfer Company acting in a fiduciary capacity, or an agent selected by the Bank, from time to time, to act in a fiduciary capacity, on behalf of the Participating Employees with respect to the administration and implementation of the Plan in the manner described herein.

         c. Bank: The Community Bank of New Jersey, a New Jersey chartered commercial bank, and any successor by merger, consolidation or otherwise.

         d. Base Compensation: The total gross earnings of an Eligible Employee, including overtime, commissions, cash bonuses, and miscellaneous income and includes salary reduction contributions pursuant to elections under a plan subject to Code sections 125 or 401(k).

         e.       Board:  The Board of Directors of the Bank.

         f. Code: The Internal Revenue Code of 1986, as amended, or any subsequently enacted federal revenue law. A reference to a particular section of the Code shall include a reference to any regulations issued under that section and to the corresponding section of any subsequently enacted federal revenue law.
         g. Committee: The committee established pursuant to Section 4 to be responsible for the general administration of the Plan.

         h. Common Stock: The Bank's common stock, $5.00 per share par value.

         i. Eligible Employee: Any employee of the Bank or its Subsidiaries that meets the eligibility requirements of Section 5.

         j. Enrollment Form: The form filed with the Committee authorizing payroll deductions pursuant to Section 6.

         k. Fair Market Value: "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Committee in good faith and in a manner established by the Committee from time to time; provided, however, that if the shares of Common Stock are last sale reported over the counter securities, then the "fair market value" of such shares on any date shall be the average of the high and low prices reported in the consolidated reporting system, or the average of the bid and asked prices (if the shares of Common Stock are over the counter securities), on the business day immediately preceding the date in question, as reported on the NASDAQ system. The Fair Market Value will be determined as of the quarter end prior to any Investment Date.

         l. Insider: An Eligible Employee who is subject to Section 16 of the Act and the rules and regulations promulgated thereunder.

         m. Investment Account: the account established for each Participating Employee to hold Common Stock purchased under the Plan pursuant to Section 7.

         n. Investment Date: The twentieth day of the first month of each calender quarter, commencing with the quarter after which this Plan first become effective or, where such day falls on a weekend or bank or stock exchange holiday, the following business day.

         o. Parent: Any corporation (other than the Bank) in an unbroken chain of corporations ending with the Bank if, as of an Investment Date, each of the corporations other than the Bank owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         p. Participating Employee: Eligible Employees who elect to participate in the Plan by filing an Enrollment Form pursuant to Section 6.

         q.  Payroll   Deduction   Account:   The  account   established  for  a
Participating Employee to hold payroll deductions and voluntary contributions pursuant to Section 6.

         r. Plan: The "Community Bank of New Jersey 1999 Employee Stock Purchase Plan," as set forth herein and as amended from time to time.

         s. Purchase Price: The price for each whole and fractional share of Common Stock, which shall be the greater of 90% of the Fair Market Value or the par value of such whole or fractional share.

         t. Subsidiary or Subsidiaries: Any corporation (other than the Bank) in an unbroken chain of corporations beginning with the Bank if, as of an Investment Date, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

4.       Administration of the Plan

         The Plan shall be administered by the Committee, consisting of not less than two members appointed by the Board. The Board, from time to time, may appoint members previously appointed and may fill vacancies, however caused, in the Committee.

         Subject to the express provisions of the Plan, the Committee shall have the authority to take any and all actions (including directing the Agent as to the acquisition of shares) necessary to implement the Plan and to interpret the Plan, to prescribe, mend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the Plan. All of such determinations shall be final and binding upon all persons. A quorum of the Committee shall consist of a majority of its members and the Committee may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Committee. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan.

5.       Eligible Employees

         All employees of the Bank or its Subsidiaries who are employed on a full time basis will become eligible to become Participating Employees after they have completed at least twenty six (26) weeks of service, each week consisting of at least 20 or more hours of work, with the Bank or its Subsidiaries. An employee shall cease to be an Eligible and/or Participating Employee on the first day of the month following any given month in which such employee did not work at least 20 hours per week.

         No director of the Bank or of any Subsidiary who is not an employee shall be eligible to participate in the Plan.

6.       Election to Participate

         Each Eligible Employee may become a Participating Employee effective on the first day of any month following the date he or she becomes an Eligible Employee by filing with the Committee an Enrollment Form authorizing specified regular payroll deductions from his or her Base Compensation; provided, however, that the election of any Insider to become a Participating Employee shall, except as provided in the next paragraph, be irrevocable, and shall not take effect until the first day of the seventh calendar month following the filing of an Enrollment Form by such Insider. Such regular payroll deductions shall be in the minimum amount of $10.00 per pay period, and may not exceed an amount equal to 10% of total pay period Compensation. In addition, during any calender quarter, a Participating Employee may make voluntary contributions in addition to regular payroll deductions. Such voluntary contributions must be in an amount of at least $100.00 per calender quarter, and will be combined with all regular payroll deductions in determining whether the limitation set forth in paragraph 9 has been met. All regular payroll deductions and voluntary contributions shall be credited to the Payroll Deduction Account that the Bank has established in the name of the Participating Employee.

         A Participating Employee may, at any time, withdraw from the Plan and cease to be a Participating Employee by delivering to the Bank a notice of withdrawal in such form as the Bank provides. An employee who has ceased to be a Participating Employee may not again become a Participating Employee during the same calendar quarter. A Participating Employee may increase or decrease his or her payroll deduction by filing a new Enrollment Form not less than fourteen
(14) days prior to the first day of month to be effective for the period commencing on the first day of the second and fourth calendar quarters. Notwithstanding the foregoing, the election of an Insider Participating Employee to withdraw from the Plan or to increase or decrease his or her payroll deduction in accordance with the two preceding sentences will not become effective until the first day of a calendar quarter next arising after the lapse of six (6) months from the Bank's receipt of such Inside Participating
Employee's written notice of withdrawal, on the one hand, or new Enrollment Form, on the other.

         A Participating Employee selling or withdrawing all of the shares of Common Stock in his or her Investment Account shall cease to be a Participating Employee and shall not become a Participating Employee until a new election is made pursuant to Section 6.

         Enrollment Forms must be filed with the Committee not less than fourteen (14) days prior to the first day of any month to be effective and /or included in the period commencing with the second or fourth calendar quarter, unless a shorter period of time is prescribed by the Committee. An Enrollment Form not filed within the prescribed filing period shall be effective on the first day of the following six month period.

7.       Methods of Purchase and Investment Accounts

         Each Participating Employee having eligible funds in his or her Payroll Deduction Account on an Investment Date shall be deemed, without any further action, to have purchased the number of whole and fractional shares which the eligible funds in his or her Payroll Deduction Account could purchase at the Purchase Price. All whole and fractional shares purchased (rounded to the nearest thousandth) shall be maintained by the Agent in separate Investment Accounts for Participating Employees. Expenses incurred in the purchase of shares and the expenses of the Agent shall be paid by the Bank. No interest will be paid to Participating Employees on funds held in a Payroll Deduction Account pending the purchase of shares of Common Stock.

8.       Stock Purchases

         The Agent shall acquire shares of Common Stock for Participating Employees as of each Investment Date from the Bank's authorized but unissued shares of stock using total payroll deduction amounts received by the Agent on or before the last day of the quarter preceding the applicable Investment Date for all Participating Employees.

9.       Limitations on Purchases

         No Participating Employee may purchase during any one calendar year under the Plan (or under any other plan qualified under Code Section 423) shares of Common Stock having a Fair Market Value (determined by reference to the Fair Market Value on each date of purchase) in excess of $10,000.

         A Participating Employee's Payroll Deduction Account may not be used to purchase Common Stock on any Investment Date to the extent that after such purchase the Participating Employee would own (or be considered as owning within the meaning of Code Section 424(d)) stock possessing five percent (5%) or more of the total combined voting power of the Bank or its Parent or Subsidiary. For this purpose, stock which the Participating Employee may purchase under any outstanding option shall be treated as owned by such Participating Employee. As of the first Investment Date on which this paragraph limits a Participating Employee's ability to purchase Common Stock, the employee shall cease to be a Participating Employee.

10.      Title of Accounts

         The Agent shall maintain an Investment Account for each Participating Employee. Each Investment Account shall be in the name of the Participating Employee or if he or she so indicates on his or her Enrollment Form, in his or her name jointly with a member of his or her family, with right of survivorship. A Participating Employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may have an Investment Account in his or her name as tenant in common with a member of his or her family, without right of survivorship.

11.      Right as a Shareholder

         A Participating Employee shall have the right at any time to obtain a certificate for the full shares of Common Stock credited to his or her Investment Account.

         If a Participating Employee ceases to be such, the Participating Employee may elect to have a certificate for the full shares of Common Stock credited to his or her Investment Account forwarded to him or her. In either event, the Agent will sell any fractional interest held in is or her Investment Account and remit the proceeds of such sale, less selling expenses, to him or her.

         As a condition of participation in the Plan, each Participating Employee agrees to notify the Bank if he or she sells or otherwise disposes of any of his or her shares of Common Stock within two (2) years of the Investment Date on which such shares were purchased.

12.      Rights Not Transferable

         Rights under the Plan are not transferable by a Participating Employee otherwise than by will or the laws of descent and distribution, and are exercisable only by the Participating Employee during his or her lifetime.

13.      Changes in Capital Structure

         In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Bank is the surviving corporation or other change in the Bank's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock to the Bank), the number and kind of shares of stock or securities of the Bank to be subject to the Plan, the maximum number of shares or securities which may be delivered under the Plan, the selling price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

         If the Bank is a party to a consolidation or a merger in which the Bank is not the surviving corporation, a transaction that results in the acquisition of substantially all the Bank's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Bank's assets, the Committee may take such actions with respect to the Plan as the Committee deems appropriate.

         Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participating Employee, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

14.      Retirement, Termination and Death

         In the event of a Participating Employee's retirement or termination of employment, or if a Participating Employee ceases to be such pursuant to Section 5 or otherwise, the amount of his or her Payroll Deduction Account shall be refunded o him or her and, unless otherwise elected, certificates will be issued for full shares held. If a Participating Employee elects to have his or her shares sold, he or she will receive the proceeds of the sale, less selling expenses. In the event of his or her death, the amount in his or her Payroll
Deduction Account and all shares in his or her Investment Account shall be delivered to the beneficiary designated by the Participating Employee in a writing filed with the Bank. If no beneficiary has been designated, or if the designated beneficiary doe not survive the Participating Employee, such amount and all shares shall be delivered to his or her estate.

15.      Amendment of the Plan

         The Board may at any time, or from time to time, amend the Plan in any respect.

16.      Termination of the Plan

         The Plan and all rights of employees hereunder shall terminate:

                  (a) on the Investment Date that Participating Employees become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase; or

                  (b)  at any date determined by the Board, in its discretion.

         In the event that the Plan terminates under circumstances  described in
(a) above, reserved shares remaining as of the termination date shall be issued to Participating Employees on a pro rata basis. Upon termination of the Plan, all amounts in an employee's Payroll Deduction Account that are not used to purchase Common Stock, plus any interest accrued thereon, will be refunded.

17.      Government and Other Regulations

         The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Bank's obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Bank, be required.

18.      Indemnification of Committee

         Service on the Committee shall constitute service as a director of the Bank so that members of the Committee shall be entitled to indemnification and reimbursement as directors of the Bank pursuant to its Certificate of Incorporation and Bylaws.
                                       -8-